Review of Fourth Quarter and FY 16 Results May 12, 2016 Exhibit 99.2

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding our expected future operating results, including revenue growth, the impact of foreign exchange rates, adjusted EPS, adjusted non-GAAP projected free cash flow; our expected use of free cash for deleveraging and building M&A capacity; the integration of the DenTek acquisition and incremental revenues from it; investments in marketing and the development of a new product pipeline; new product introductions; our ability to repeat our M&A strategy; creation of shareholder value; investments in digital and Invest for Growth market share expansion; category growth performance; projected leverage ratio; and our anticipated organic growth in the legacy business. Words such as “continue,” “will,” “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, general economic and business conditions, regulatory matters, competitive pressures, the impact of our advertising and promotional initiatives, supplier issues, unexpected costs, the success of our brand-building investments and integration of newly acquired products, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2015 and in Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2015. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 3 Agenda for Today’s Discussion I. Performance Highlights II. FY 16 Year in Review III. Financial Overview IV. FY 17 Outlook and the Road Ahead

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 4

Fourth Quarter FY 16 Performance Highlights

Exceeded Fourth Quarter and Full Year Outlook

Demonstrated Portfolio Growth	▪ Q4 consolidated **Revenue** of **$207.9** million, up **9.4%** versus PY Q4 – **Organic growth of +5.0%**[1] **on a constant currency basis,** and **+3.7%** on a reported basis versus PY Q4 – **Core OTC consumption growth** of **+8.3%** ▪ Consistent and innovative marketing support building **long-term growth of core OTC brands** – **New product introductions driving growth of core brands** – **Strategy of focusing A&P behind core OTC and international** – **Sustained commitment to brand-building initiatives**
Strong Margins and FCF	▪ **Adjusted Gross Margin of 57.6%**[2] in line with 57.9% in the PY Q4 ▪ **Adjusted EPS of $0.52**[2], up **10.6%** versus the PY Q4 ▪ Strong **Adjusted Free Cash Flow** of **$48.7**[2] million, in line with the PY Q4 of $50.1 million – **Leverage of ~5.0x**[3]
M&A	▪ **DenTek acquisition closed** on February 5, 2016 – Integration on plan, expected to be largely complete by end of Q1, FY 17 – Focus on **enhancing and executing marketing plans**

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Fourth Quarter & FY 16 Results
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F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 6 Company Delivered Strong Financial Performance in FY 16  Revenue of $806 million, up 12.8% versus FY 15 Full Year Revenue  Adjusted EPS of $2.17, up 16.7% versus FY 15, well ahead of top line growth Adjusted E.P.S.  Adjusted Free Cash Flow of $183 million(2)  Leverage ~5.0x(3) Free Cash Flow and Leverage  Company on track to continue to deliver strong financial performance in FY Revenue of $806 million, up 12.8% versus FY 15 Adjusted EPS of $2.17(2), up 16.7% versus FY 15, well ahead of top line growth Adjusted Free Cash Flow of $183 million(2) +2.8% Core OTC Organic growth, on a constant currency basis

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 7

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 8 FY 16: Another Successful Year Executing Against Our Strategy  Strong organic growth in Core OTC and international  Portfolio strategy achieving desired results  New product development is key to brand-building strategy  Consistent and increasing free cash flow  Proven and repeatable M&A strategy 1 2 3 4 5 Well-Positioned for FY 17 and Beyond

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 9 Continued Core OTC Consumption Growth and Sales Momentum Source: IRI multi-outlet + C-Store retail dollar sales growth for relevant period. Data reflects retail dollar sales percentage growth versus prior period; FY’16 Organic sales growth presented on a constant currency basis. O rg a n ic S a le s Gro w th (1) C o n s u m p ti o n G ro w th 5.2% 3.9% (3.5%) 3.5% 5.9% FY 12 FY 13 FY 14 FY 15 FY 16 5.2% 7.1% (1.8%) 4.1% 8.3% (2)

Investment in Core OTC and International Driving Organic Growth

	Invest for Growth		Manage for Cash Flow Generation	
	Core OTC	International	Other OTC	Household
Contribution to Portfolio:				
# of Brands:	~25% of Total Brands		~75% of Total Brands	
Investment:	High		Maintain	



63%
15%
11%
11%

Targeted Mix Over Time[4][5]:



~78%
~80%
~85%
Current
Pro Forma
Target
DenTek
~22%
~20%
~15%
Current
Pro Forma
Target
DenTek

FY 16
% Organic Growth:
(Constant Currency)[1]

	Invest for Growth	Manage for Cash Flow Generation
FY 16 % Organic Growth	+5.8%	(3.4%)

+2.8%[1] Organic Growth

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Fourth Quarter & FY 16 Results 10

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 11 New Product Development Is A Key Part of Our Comprehensive Brand-Building Strategy  Goal to launch 3 to 5 meaningful new product innovations annually  Consumer research and shopper insights identify unmet needs  Identify new product opportunities to match each brand’s unique positioning Introduced in FY 16

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 12 New Product Development Efforts Leverage Our Proven Expertise Proprietary bottle delivers bacteria-free eye drops without preservatives, extending the brand into a new market segment, “preservative-free”. An Innovative Treatment A New Clinically Tested Formula A Differentiated Consumer Benefit Expanded Brand Offering Exciting New Flavor Great New Way To Deliver Fiber Extension Benefit Technology Efficacy Flavor Delivery Form Avenues for Product Development

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 13 Strong and Consistent Cash Flow Leads to Rapid De-Levering and Increased M&A Capacity FY 15 FY 16E FY 17E ~$1.5 BN +$2.0 BN ~$0.5 BN Leverage Ratio(3) Illustrative Financing Capacity (6)  Reduced Net Debt by >$150 million in FY 15 excluding acquisitions  Projected expanded M&A capability of $1.6 billion in FY 16E and +$2.0 billion by FY 17E $59 $86 $67 $127 $130 $164 $183 FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 Adjusted Free Cash Flow(2) +26% $130 $164 Dollar values in millions. 4 ~5.6x ~5.4x ~5.2x ~5.0x ~5.3x ~5.0x ~4.3x PF Q2 FY 15 Q3 FY 15 FY 15 Q2 FY 16 PF Q3 FY 16 FY 16 FY 17E ~3.2x ~3.5x ~5.0x ~4.3x ~4.3x ~5.2x ~5.0x ~4.3x FY 10 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 14 Proven and Repeatable M&A Strategy Seven Acquisitions Completed in Past Six Years for TEV of ~$2BN Platform Expansion Geographic Expansion 2010 2012 2013 2014 2011 April 2014 July 2013 April 2014 December 2011 December 2010 September 2010 November 2015 2015 North American Brands ~$190 ~$76 ~$660 ~$800 ~$225 ~$50

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 15 $88 $134 $204 $289 FY 10 FY 12 FY 14 FY 16 $290 $438 $597 $806 FY 10 FY 12 FY 14 FY 16 Net Sales Strategy Has Delivered Consistently Strong Financial Performance $0.67 $0.99 $1.53 $2.17 FY 10 FY 12 FY 14 FY 16 $59 $67 $130 $183 FY 10 FY 12 FY 14 FY 16 Dollar values in millions, except Adjusted EPS. Adjusted Free Cash Flow(2) Adjusted EPS(2) Adjusted EBITDA(2)

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 16

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 17 Key Financial Results for Fourth Quarter Performance  Solid overall financial performance in the quarter − Revenue of $207.9 million, an increase of 9.4% − Organic Revenue growth of 5.0%(1) excluding the impact of foreign currency − Adjusted EPS of $0.52(2), up 10.6% − Q4 Adjusted Free Cash Flow of $48.7 million(2), FY 16 Adjusted Free Cash Flow of $183.4 million(2) $190.0 $68.6 $163.7 $207.9 $74.2 $183.4 Total Revenue Adjusted EBITDA Adjusted EPS Full Year Adjusted Free Cash Flow Q4 FY 16 Q4 FY 15 9.4% 8.3% 10.6% 12.0% $0.47 $0.52 (2) (2) (2) Dollar values in millions, except per share data.

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 18 Mar '16 Mar '15 % Chg Mar '16 Mar '15 % Chg Total Revenue 207.9$ 190.0$ 9.4% 806.2$ 714.6$ 12.8% Adj. Gross Margin 119.6 110.1 8.7% 468.6 408.4 14.7% % Margin 57.6% 57.9% 58.1% 57.2% A&P 26.6 25.4 4.7% 110.8 99.7 11.2% % Total Revenue 12.8% 13.3% 13.7% 13.9% Adj. G&A 18.8 16.1 16.9% 68.6 56.8 20.7% % Total Revenue 9.1% 8.5% 8.5% 8.0% Adjusted EBITDA 74.2$ 68.6$ 8.3% 289.2$ 252.0$ 14.8% % Margin 35.7% 36.1% 35.9% 35.3% Adjusted Net Income 27.9$ 24.8$ 12.7% 115.5$ 98.0$ 17.8% Adjusted Earnings Per Share 0.52$ 0.47$ 10.6% 2.17$ 1.86$ 16.7% FY 16 Fourth Quarter and FY 16 Consolidated Financial Summary Three Months Ended Dollar values in millions, except per share data. Refer to footnote 2 for all adjusted items above. Year Ended Q4 Commentary  Adjusted Gross Margin of 57.6%  A&P of 12.8% of Total Revenue, or $26.6 million  Adjusted G&A consistent with recent run-rate and increase versus prior year due to DenTek acquisition and integration timing(2)  Adjusted EBITDA Margin of 35.7%(2)  Adjusted EPS of $0.52, up 10.6%(2) (2)

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 19 Debt Profile & Financial Compliance:  Net Debt at 03/31/16 of $1,625 million comprised of: – Cash on hand of $27 million – $903 million of term loan and revolver – $750 million of bonds and notes  Leverage ratio(3) of ~5.0x Exceptional Free Cash Flow Trends Comments (6) (2) Dollar values in millions. (2) Three Months Ended Year Ended Mar '16 Mar '15 Mar '16 Mar '15 Net Income - As Reported 13.9$ 23.8$ 99.9$ 78.3$ Depreciation & Amortization 6.2 5.8 23.7 17.7 Other Non-Cash Operating Items 28.0 16.3 72.5 46.9 Working Capital (10.2) 6.3 (21.8) 13.3 Operating Cash Flow 37.9$ 52.1$ 174.4$ 156.3$ Additions to Property and Equipment (1.0) (2.4) (3.6) (6.1) Free Ca h Flow 36.9$ 49.7$ 170.8$ 150.2$ Extinguishment f 2012 Senior Notes 10.2 - 10.2 - Acquisition Costs 1.7 0.4 2.5 13.6 Adjusted Free Cash Flow 48.7$ 50.1$ 183.4$ 163.7$

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 20

Staying the Strategic Course to Continue Shareholder Value Creation

Demonstrated Portfolio Growth	▪ Continue Invest for Growth market share expansion ▪ Increase digital investments ▪ Focus on new product development and marketing innovation ▪ Expand focus on developing professional marketing ▪ Focus on all channels of distribution including, c-store, dollar, and e-commerce
DenTek Integration	▪ Integration expected to be largely complete by end of Q1, FY 17 ▪ Finalize and begin to execute A&P plan, set stage for continued long term growth ▪ Prioritize and invest in new product pipeline
M&A Strategy	▪ Rapid deleveraging and increasing M&A capacity expected in FY 17 ▪ Opportunity set consistent with long term trends ▪ Committed to aggressive and disciplined M&A strategy

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Fourth Quarter & FY 16 Results
21

FY 17 Full Year Outlook

Top Line Trends	▪ **Strong momentum in our largest brands** and international business going into FY 17 ▪ **Expect core OTC to outperform** category growth ▪ Headwinds continue at retail from consolidations in Drug and Dollar and retailer bottom line focus ▪ **Fx impact on top line continues**
Revenue	▪ Revenue growth of +6% to +8% (including $11 million of impact from Fx and discontinued items) – 1H +6.5% to +8.5%, 2H +5.5% to +7.5% – Organic growth of +1.5% to +2.0%
Adjusted EPS	▪ Adjusted EPS +6% to +9% ($2.30 to $2.36)(7)
Adjusted Free Cash Flow	▪ Adjusted Free Cash Flow of $185 million(8) or more

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F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 23 Q&A

F o u r t h Q u a r t e r & F Y 1 6 R e s u l t s 24 Appendix (1) Revenue Growth and Organic Revenue Growth on a constant currency basis are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in our earnings release in the “About Non-GAAP Financial Measures” section. (2) Adjusted Gross Margin, Adjusted G&A, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted EPS, Free Cash Flow and Adjusted Free Cash Flow are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in our earnings release in the “About Non-GAAP Financial Measures” section, and Adjusted EBITDA, Adjusted EPS, and Adjusted Free Cash Flow are also reconciled on slides 25 through 27. (3) Leverage ratio reflects net debt / covenant defined EBITDA. (4) Pro forma Net Sales for FY 16 as if DenTek was acquired on April 1, 2015. (5) Based on Company's organic long-term plan. Source: Company data. (6) Operating cash flow is equal to GAAP net cash provided by operating activities. (7) Adjusted EPS for FY 17 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP EPS of $2.22 to $2.28 plus $0.08 of cost associated with legal and professional fees associated with acquisitions, resulting in $2.30 to $2.36. (8) Adjusted Free Cash Flow for FY 17 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities of $190 million less projected capital expenditures of $8 million plus payments associated with acquisitions of $3 million.

Reconciliation Schedules

Adjusted EBITDA

	2010	2011	2012	2013	2014	2015	2016
GAAP Net Income	$ 32,115	$ 29,220	$ 37,212	$ 65,505	$ 72,615	$ 78,260	$ 99,907
Income from Disc Ops	112	(591)	-	-	-	-	-
Loss on sale of disc ops	(157)	550	-	-	-	-	-
Interest Expense, net	22,935	27,317	41,320	84,407	68,582	81,234	85,160
Provision for income taxes	20,664	19,349	23,945	40,529	29,133	49,198	57,278
Depreciation and amortization	10,001	9,876	10,734	13,235	13,486	17,740	23,676
Non-GAAP EBITDA	**85,670**	**85,721**	**113,211**	**203,676**	**183,816**	**226,432**	**266,021**
Sales costs related to acquisitions	-	-	-	411	-	-	-
Inventory step up	-	7,273	1,795	23	577	2,225	1,387
Inventory related acquisition costs	-	-	-	220	407	-	-
Add'l supplier costs	-	-	-	5,426	-	-	-
Costs associated with CEO transition	-	-	-	-	-	-	1,406
Legal and other professional fees associated with acquisitions	-	7,729	13,807	98	1,111	10,974	2,112
Transition and other Acq costs	-	-	3,588	5,811	-	10,533	289
Stamp Duty	-	-	-	-	-	2,940	-
Unsolicited porposal costs	-	-	1,737	534	-	-	-
Loss on extinguishment of debt	2,656	300	5,409	1,443	18,286	-	17,970
Gain on settlement	-	-	(5,063)	-	-	-	-
Gain on sale of asset	-	-	-	-	-	(1,133)	-
Adjustments to EBITDA	**2,656**	**15,302**	**21,273**	**13,966**	**20,381**	**25,539**	**23,164**
Non-GAAP Adjusted EBITDA	**$ 88,326**	**$101,023**	**$134,484**	**$217,642**	**$204,197**	**$251,971**	**$289,185**

Dollar values in thousands.

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Fourth Quarter & FY 16 Results

25

Reconciliation Schedules Cont'd

Adjusted Net Income and Adjusted EPS

	2010		2011		2012		2013		2014		2015		2016	
	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS
GAAP Net Income	**$32,115**	**$0.64**	**$29,220**	**$0.58**	**$37,212**	**$0.73**	**$65,505**	**$1.27**	**$72,615**	**$1.39**	**$78,260**	**$1.49**	**$99,907**	**$1.88**
Adjustments														
Income from discontinued ops.	-	-	(591)	(0.01)	-	-	-	-	-	-	-	-	-	-
Loss on sale of discontinued ops.	-	-	550	0.01	-	-	-	-	-	-	-	-	-	-
Incremental interest expense to finance Acquisition	-	-	800	0.02			-	-	-	-	-	-	-	-
Sales costs related to acquisitions	-	-	-	-	-	-	411	0.01	-	-	-	-	-	-
Inventory step up	-	-	7,273	0.14	1,795	0.04	23	-	577	0.01	2,225	0.04	1,387	0.03
Inventory related acquisition costs	-	-	-	-	-	-	220	-	407	0.01	-	-	-	-
Add'l supplier costs	-	-	-	-	-	-	5,426	0.11	-	-	-	-	-	-
Costs associated with CEO transition	-	-	-	-	-	-	-	-	-	-	-	-	1,406	0.02
Legal and other professional fees associated with acquisitions	-	-	7,729	0.15	13,807	0.27	98	-	1,111	0.02	10,974	0.21	2,112	0.04
Transition and other Acq costs	-	-	-	-	3,588	0.07	5,811	0.11	-	-	10,533	0.20	289	0.01
Stamp Duty	-	-	-	-	-	-	-	-	-	-	2,940	0.05	-	-
Unsolicited porposal costs	-	-	-	-	1,737	0.03	534	0.01	-	-	-	-	-	-
Loss on extinguishment of debt	2,656	0.05	300	0.01	5,409	0.11	1,443	0.03	18,286	0.35	-	-	17,970	0.34
Gain on settlement	-	-	-	-	(5,063)	(0.10)	-	-	-	-	-	-	-	-
Gain on sale of asset	-	-	-	-	-	-	-	-	-	-	(1,133)	(0.02)	-	-
Accelerated amortization of debt discounts and debt issue costs	-	-	-	-	-	-	7,746	0.15	5,477	0.10	218	-	-	-
Tax impact on adjustments	(1,009)	(0.01)	(5,513)	(0.11)	(8,091)	(0.16)	(8,329)	(0.16)	(9,100)	(0.17)	(5,968)	(0.11)	(7,608)	(0.15)
Impact of state tax adjustments	(352)	(0.01)	-	-	(237)	-	(1,741)	(0.03)	(9,465)	(0.18)	-	-	-	-
Total adjustments	**1,295**	**0.03**	**10,548**	**0.21**	**12,945**	**0.26**	**11,642**	**0.23**	**7,293**	**0.14**	**19,789**	**0.37**	**15,556**	**0.29**
Non-GAAP Adjusted Net Income and Non-GAAP Adjusted EPS	**$33,410**	**$0.67**	**$39,768**	**$0.79**	**$50,157**	**$0.99**	**$77,147**	**$1.50**	**$79,908**	**$1.53**	**$98,049**	**$1.86**	**$115,463**	**$2.17**

Dollar values in thousands, except per share data.

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Fourth Quarter & FY 16 Results
26

Reconciliation Schedules Cont'd

Adjusted Free Cash Flow

	2010	2011	2012	2013	2014	2015	2016
GAAP Net Income	$ 32,115	$ 29,220	$ 37,212	$ 65,505	$ 72,615	$ 78,260	$ 99,907
Adjustments							
Adjustments to reconcile net income to net cash provided by operating activities as shown in the statement of cash flows	31,137	26,095	35,674	59,497	50,912	64,668	96,221
Changes in operating assets and liabilities, net of effects from acquisitions as shown in the statement of cash flows	(3,825)	31,355	(5,434)	12,603	(11,945)	13,327	(21,778)
Total adjustments	27,312	57,450	30,240	72,100	38,967	77,995	74,443
GAAP Net cash provided by operating activities	**59,427**	**86,670**	**67,452**	**137,605**	**111,582**	**156,255**	**174,350**
Purchases of property and equipment	(673)	(655)	(606)	(10,268)	(2,764)	(6,101)	(3,568)
Non-GAAP Free Cash Flow	**58,754**	**86,015**	**66,846**	**127,337**	**108,818**	**150,154**	**170,782**
Premiuim payment on 2010 Senior Notes	-	-	-	-	15,527	-	-
Premiuim payment on extinguishment of 2012 Senior Notes	-	-	-	-	-	-	10,158
Accelerated interest payments due to debt refinancing	-	-	-	-	4,675	-	-
Integration, transition and other payments associated with acquisitions	-	-	-	-	512	13,563	2,461
Total adjustments	-	-	-	-	20,714	13,563	12,619
Non-GAAP Adjusted Free Cash Flow	**$ 58,754**	**$ 86,015**	**$ 66,846**	**$127,337**	**$129,532**	**$163,717**	**$183,401**

Dollar values in thousands.

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Fourth Quarter & FY 16 Results

27